UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2012

SAVIENT PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-15313	13-3033811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tower Center East Brunswick, NJ		08816
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (732) 418-9300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Savient Pharmaceuticals, Inc. (the “Company”) today announced that it has been served with a creditor derivative action complaint filed by Tang Capital Partners, LP in the Court of Chancery of the State of Delaware against the Company and its current directors. The complaint alleges, among other things, that the Company is insolvent and that the Company’s directors breached their fiduciary duties by taking certain actions that the complaint alleges were not in the best interests of the Company’s creditors, including negotiating a potential financing transaction of which Tang Capital Partners is aware. The complaint seeks preliminary injunctions enjoining the potential transaction and the payment of retention awards to certain executives, appointment of a receiver of and for the Company, and compensatory damages. The Company believes that the claims alleged by Tang Capital Partners are without merit, and intends to defend this lawsuit vigorously. Additionally, the Company expects to continue to consider financing transactions that would improve its balance sheet.

Forward Looking Statements

All statements other than statements of historical facts included in this Current Report on Form 8-K are forward-looking statements that are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such statements. These risks, trends and uncertainties are in some instances beyond our control. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “will” and other similar expressions identify forward-looking statements, although not all forward-looking statements contain these identifying words. In particular, any statements regarding the lawsuit by Tang Capital, potential financing transactions and improvements in the Company’s balance sheet are forward-looking statements. These forward-looking statements involve substantial risks and uncertainties and are based on our assessment and interpretation of the currently available data and information, current expectations, assumptions, estimates and projections about our business and the biopharmaceutical and specialty pharmaceutical industries in which we operate. Important factors that may affect our ability to achieve the matters addressed in these forward-looking statements include, but are not limited to, developments that may arise in the litigation with Tang Capital, our ability to negotiate and structure potential financing transactions with third parties, our ability to consummate such transactions, and other important factors set forth more fully in our reports filed with the Securities and Exchange Commission, to which investors are referred for further information. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements, which speak only as of the date of publication of this press release. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments that we may make. We do not have a policy of updating or revising forward-looking statements and, except as required by law, assume no obligation to update any forward-looking statements.

The information in this Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2012	SAVIENT PHARMACEUTICALS, INC.

	By:	/s/ Philip K. Yachmetz
Philip K. Yachmetz
SVP & General Counsel